                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         SCUDDER NEW EUROPE FUND, INC.

               (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[LOGO] Scudder
Investments

important news

FOR SCUDDER NEW EUROPE FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.


--------------------------------------
                                                                            Q&A
Q What is happening?

A On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name. Your Fund will continue to be branded and marketed as a "Scudder" fund.

As a result of the sale of Scudder to Deutsche Bank, your Fund's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Fund, the Fund's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Fund, a new sub-advisory agreement relating to your Fund, the election of Directors that act on behalf of your Fund, approval of changes to your Fund's Articles of Incorporation and the ratification of the selection of Ernst & Young LLP as your Fund's independent auditors. The Board


--------------------------------------------------------------------------------
                                                              February 21, 2002

Q&A continued

--------------------------------------------------------------------------------
members of your Fund, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Fund and each other proposal.

Q Why am I being asked to vote on the proposed new investment management agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Fund in order for Scudder to continue serving as your Fund's investment manager.

Q What will happen if shareholders do not approve the new investment management agreement?

A If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."

Q How will the Transaction with Deutsche Bank affect me as a fund shareholder?

A Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Fund's investment management agreement will still be with Scudder, except that Scudder will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.


--------------------------------------------------------------------------------
                                               (continued on inside back cover)

                                                              February 21, 2002

Dear Shareholder:

   The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

   The following important facts about the Transaction are outlined below:

  . The Transaction will have no effect on the number of shares you own or the value of those shares.

  . The investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

  . Your Fund's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund. Under the new investment management agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

  . The members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

   You are also being asked to approve certain other matters that have been set forth in the Notice of Annual Meeting of Shareholders.

   Please take the time to read the enclosed materials.

   The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

   To vote, simply fill out the enclosed proxy card--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card.

   Your vote is very important to us. If we do not hear from you by March 1, 2002, our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,

/s/ MARK S. CASADY
Mark S. Casady
President

                         SCUDDER NEW EUROPE FUND, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

   Please take notice that an Annual Meeting of Shareholders (the "Meeting") of Scudder New Europe Fund, Inc. (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1:To elect nominees to serve on the Fund's Board of Directors as Class
           I Directors;

Proposal 2:To approve a new investment management agreement for the Fund with
           Zurich Scudder Investments, Inc.;

Proposal 3:To approve a sub-advisory agreement between the Fund's investment manager and Deutsche Asset Management Investment Services Limited;

Proposal 4:To approve Articles of Amendment and Restatement of the Fund's
           Articles of Incorporation; and

Proposal 5:To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year.

   The Board of the Fund unanimously recommends that shareholders vote FOR all Proposals.

   The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

   Holders of record of shares of the Fund at the close of business on February 8, 2002 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,
                                                              /s/ JOHN MILLETTE
                                                                  John Millette
                                                                      Secretary

February 21, 2002

  IMPORTANT - We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                                              February 21, 2002

                         SCUDDER NEW EUROPE FUND, INC.
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," the Directors of which are referred to as the "Directors") of Scudder New Europe Fund, Inc. (the "Fund"). These proxies will be used at the Annual Meeting of Shareholders of the Fund. This meeting is to be held at the offices of Zurich Scudder Investments, Inc., investment manager of the Fund ("Scudder" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to shareholders on or about February 21, 2002 or as soon as practicable thereafter.

   Proposal 1 relates to the election of Class I Directors for the Fund, Proposal 2 relates to the approval of a new investment management agreement for the Fund, Proposal 3 relates to the approval of a sub-advisory agreement with Deutsche Asset Management Investment Services Limited, Proposal 4 relates to the adoption of Articles of Amendment and Restatement of the Articles of Incorporation that govern the Fund and Proposal 5 relates to the ratification of the selection of the Fund's independent auditors. As discussed below, shareholder approval of the Proposals will have no effect upon the investment management fee rate currently in effect. The transaction is described below in Proposal 2 under "Information concerning the Transaction and Deutsche Bank."

   The Board of the Fund unanimously recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described below under "Additional Information."

   The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 791-9780 or writing the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown above.

                       Proposal 1: Election of Directors

   Pursuant to the Fund's Articles of Incorporation, the Board is currently divided into three classes, each class having a term of three years. At the Annual Meeting of Shareholders in each year, the term of one class of Directors expires. Proposal 1 recommends the reelection of the Class I Directors whose current terms are set to expire at the Meeting.

   The persons named as proxies on the enclosed proxy card will vote for the election of all of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the Fund (Class I) until the 2005 Annual Meeting of Shareholders (to the extent shareholders do not approve Proposal 4) and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he is willing to serve as a Director, if elected. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend. Ms. Coughlin has indicated that, upon the consummation of the transaction described below in Proposal 2, she will resign immediately from the Board. In such event, it is expected that a senior executive of Deutsche Bank will be appointed by the Board of the Fund to fill the vacancy created by Ms. Coughlin's resignation. In addition, as further described in Proposal 2, after careful review and consideration, the Non-interested Trustees (as defined below) of the Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. In order to increase the size of the Board beyond twelve members, the amendments to the Fund's charter described in Proposal 4 must be approved.

   All of the nominees currently are Directors. The following tables present information about the Directors (both the nominees and those Directors whose terms are not expiring and thus are not currently standing for reelection at the Meeting). Each Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the Directors has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. Each Director listed as an "Interested Director" below is an "interested person" (an "Interested Person") of the Investment Manager or the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), due to the fact that he or she is an officer of the Investment Manager and each is referred to as an "Interested Director." Each Director who is not an Interested Person of the Investment Manager, Deutsche Bank or the Fund within the meaning of the 1940 Act is referred to as a "Non-interested Director."

Class I--Nominees to serve until 2005 Annual Meeting of Shareholders

                                              Year First
    Name (Age)     Position(s) Interested or    Became
    of Current      Held with  Non-interested  a Board        Principal Occupation(s)
     Director       the Fund      Director      Member        and Other Directorships
     --------      ----------- -------------- ---------- ----------------------------------
Mark S. Casady      Director   Interested        2001    Managing Director, Scudder.
 (41)               and
                    President

Lewis A. Burnham    Director   Non-interested    2001    Retired; formerly, Director of
 (69)                                                    Management Consulting,
                                                         McNulty & Company; formerly,
                                                         Executive Vice President, Anchor
                                                         Glass Container Corporation.

William P. Sommers  Director   Non-interested    2001    Retired; formerly, President and
 (68)                                                    Chief Executive Officer, SRI
                                                         International (research and
                                                         development); prior thereto,
                                                         Executive Vice President, Iameter
                                                         (medical information and
                                                         educational service provider);
                                                         prior thereto, Senior Vice
                                                         President and Director, Booz,
                                                         Allen & Hamilton Inc.
                                                         (management consulting firm);
                                                         Director, PSI Inc., Evergreen
                                                         Solar, Inc. and Litton Industries;
                                                         Advisor, Guckenheimer
                                                         Enterprises; Consultant and
                                                         Director, SRI/Atomic Tangerine.

John G. Weithers    Director   Non-interested    1995    Presently, Director, Federal Life
 (68)                                                    Insurance Company; Chairman of
                                                         the Members of the Corporation
                                                         and Trustee, DePaul University;
                                                         formerly, Chairman of the Board
                                                         and Chief Executive Officer,
                                                         Chicago Stock Exchange;
                                                         formerly, Director, International
                                                         Federation of Stock Exchanges;
                                                         formerly, Director, Records
                                                         Management Systems.

Class II--Directors serving until 2004 Annual Meeting of Shareholders

                                               Year First
    Name (Age)      Position(s) Interested or    Became
    of Current       Held with  Non-interested  a Board        Principal Occupation(s)
     Director        the Fund      Director      Member        and Other Directorships
     --------       ----------- -------------- ---------- ---------------------------------
William F. Glavin    Director   Interested        2001    Managing Director, Scudder;
 (43)                                                     formerly, Executive Vice
                                                          President of Market and Product
                                                          Development, The Dreyfus
                                                          Corporation.

Robert B. Hoffman    Director   Non-interested    2001    Retired; formerly, Chairman,
 (65)                                                     Harnischfeger Industries, Inc.
                                                          (machinery for the mining and
                                                          paper industries); formerly, Vice
                                                          Chairman and Chief Financial
                                                          Officer, Monsanto Company
                                                          (agricultural, pharmaceutical and
                                                          nutritional/food products);
                                                          formerly, Vice President, Head of
                                                          International Operations, FMC
                                                          Corporation (manufacturer of
                                                          machinery and chemicals).

Shirley D. Peterson  Director   Non-interested    2001    Retired; formerly, President,
 (60)                                                     Hood College; formerly, Partner,
                                                          Steptoe & Johnson (attorneys);
                                                          prior thereto, Commissioner,
                                                          Internal Revenue Service; prior
                                                          thereto, Assistant Attorney
                                                          General (Tax), U.S. Department
                                                          of Justice; Director, Bethlehem
                                                          Steel Corp.

Fred B. Renwick      Director   Non-interested    1995    Professor Emeritus of Finance,
 (72)                                                     New York University, Stern
                                                          School of Business; Director, the
                                                          Wartburg Foundation; Chairman,
                                                          Finance Committee of Morehouse
                                                          College Board of Trustees;
                                                          Director, The Investment Fund for
                                                          Foundations; Director, American
                                                          Bible Society Investment
                                                          Committee; previously, member
                                                          of the Investment Committee of
                                                          Atlanta University Board of
                                                          Trustees; formerly, Director of
                                                          Board of Pensions Evangelical
                                                          Lutheran Church in America.

Class III--Directors serving until 2003 Annual Meeting of Shareholders

                                              Year First
    Name (Age)     Position(s) Interested or    Became
    of Current      Held with  Non-interested  a Board         Principal Occupation(s)
     Director       the Fund      Director      Member         and Other Directorships
     --------      ----------- -------------- ---------- -----------------------------------
Linda C. Coughlin   Director   Interested        2000    Managing Director, Scudder.
 (50)

John W. Ballantine  Director   Non-interested    2001    Retired; Director, First Oak Brook
 (56)                                                    Bancshares, Inc., Oak Brook
                                                         Bank and Tokheim Corporation;
                                                         formerly, Executive Vice
                                                         President and Chief Risk
                                                         Management Officer, First
                                                         Chicago NBD Corporation/The
                                                         First National Bank of Chicago,
                                                         1996-1998; Executive Vice
                                                         President and Head of
                                                         International Banking,
                                                         1995-1996.

Donald L. Dunaway   Director   Non-interested    2001    Retired; formerly, Executive Vice
 (64)                                                    President, A.O. Smith
                                                         Corporation (diversified
                                                         manufacturer).

James R. Edgar      Director   Non-interested    1999    Distinguished Fellow, University
 (55)                                                    of Illinois Institute of Government
                                                         and Public Affairs; Director,
                                                         Kemper Insurance Companies;
                                                         Director, John B. Sanfilippo &
                                                         Son, Inc.; Director, Horizon
                                                         Group Properties, Inc.; formerly,
                                                         Governor, State of Illinois.

   Each Director, with the exception of Ms. Coughlin, serves as a board member of 33 investment companies, with 85 portfolios, managed by Scudder. Ms. Coughlin serves as a board member of 51 investment companies, with 134 portfolios, managed by Scudder. Upon consummation of the transaction described below in Proposal 2, it is expected that Ms. Coughlin will resign from the Board and that a senior executive of Deutsche Bank will be proposed to fill the vacancy.

   Appendix 1 shows the amount and dollar range of shares of the Fund, along with other funds within the Scudder family of funds, owned directly or beneficially by the Directors and, for the Directors and officers as a group, the amount of shares owned in the Fund.

Director's Role with Principal Underwriter: Scudder Distributors, Inc. ("SDI")

              Name                      Position
              ----                      --------
              Mark S. Casady            Chairman and Director
              Linda C. Coughlin         Vice Chairman and Director
              William F. Glavin         Vice President and
                                        Director

   As of December 31, 2001, none of the Non-interested Directors owned beneficially securities of Scudder, Deutsche Bank, SDI or any person directly or indirectly controlling, controlled by or under common control with Scudder, Deutsche Bank or SDI.

   Except as provided in this Proxy Statement, none of the Directors has reported any material interests in the Fund, its affiliates or any related transactions.

Responsibilities of the Board--Board and Committee Meetings

   The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The Board is comprised of three individuals who are considered Interested Directors and nine individuals who are considered Non-interested Directors. Each of the nominees that is considered a Non-interested Director has been selected and nominated by the current Non-interested Directors of the Fund.

   The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Furthermore, the Directors review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Non-interested Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report").

   Currently, the Board has an Audit Committee, a Nominating and Governance Committee, a Valuation Committee, an Operations Committee and an Equity Oversight Committee. The responsibilities of each Committee are described below. Each Committee has a written charter that delineates the Committee's duties and powers. During calendar year 2001, the Board met 10 times. Each then current Director attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2001.

  Audit Committee

   The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Non-interested Directors, receives annual representations from the auditors as to their independence, and has a written charter, as noted above. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held 4 meetings during calendar year 2001.

  Nominating and Governance Committee

   The Board has a Nominating and Governance Committee, comprised of only Non-interested Directors, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 5 meetings during calendar year 2001. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

  Valuation Committee

   The Board has a Valuation Committee, comprised of both Interested and Non-interested Directors, which reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Currently, the members of the Valuation Committee are John W. Ballantine and Linda C. Coughlin. Alternative members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, Mark S. Casady and William F. Glavin.

  Operations Committee

   The Board has an Operations Committee, comprised of only Non-interested Directors, which oversees the operations of the Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Fred B. Renwick and John G. Weithers. The Operations Committee held 4 meetings during calendar year 2001.

  Equity Oversight Committee

   The Board has an Equity Oversight Committee, comprised of only Non-interested Directors, which oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. Currently, the members of the Equity Oversight Committee are John G. Weithers (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Equity Oversight Committee held 3 meetings during calendar year 2001.

Officers

   The officers of the Fund are listed in Appendix 2.

Compensation of Directors

   The Fund pays its Non-interested Directors a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The current Directors serve as board members of various other funds advised by Scudder. Scudder supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm, although the Fund does not make any direct payments to them. Directors and officers of the Fund who are Interested Persons receive no compensation from the Fund. The Non-interested Directors are not entitled to benefits under any Fund pension or retirement plan. The Board of Directors of the Fund established a deferred compensation plan for the Non-interested Directors ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Scudder ("Shadow Shares"). Mr. Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in Appendix 1 in the Directors' share ownership. The Fund will not bear any costs of the Directors associated with attending special meetings of the Board in connection with the transaction described below in Proposal 2.

   The following Compensation Table provides in tabular form the following data:

   (1) All Directors who receive compensation from the Fund (columns 1 through 9).

   (2) Aggregate compensation received by each Director from the Fund during calendar year 2001 (rows corresponding with columns 1 through 9).

   (3) Total compensation received by each Director from funds advised by Scudder (collectively, the "Fund Complex") during calendar year 2001 (bottom row).

                              Compensation Table

                                     1         2          3            4
                                ----------- -------- ------------  ---------
                                  John W.   Lewis A.  Donald L.    James R.
                                Ballantine* Burnham* Dunaway*/(1)/ Edgar/(2)/
                                ----------- -------- ------------  ---------
  Scudder New Europe Fund, Inc.  $  1,580   $  1,370   $  1,390    $  3,295
  Total Compensation from Fund
   Complex/(4)(5)/               $183,980   $169,290   $181,430    $200,660

                             5           6           7         8         9
                         --------- -------------  -------- ---------- --------
                         Robert B.  Shirley D.    Fred B.  William P. John G.
                         Hoffman*  Peterson*/(3)/ Renwick   Sommers*  Weithers
                         --------- -------------  -------- ---------- --------
 Scudder New Europe
  Fund, Inc.             $  1,260    $  1,480     $  3,563  $  1,510  $  3,277
 Total Compensation from
  Fund Complex/(4)(5)/   $159,880    $189,830     $214,990  $183,300  $206,000

--------
*    Newly elected Director effective July 2001.
/(1)/ Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected in prior years to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by Scudder.
/(2)/ Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by Scudder in which compensation may be deferred by Mr. Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds) payable from the Fund to Mr. Edgar are $1,167.
/(3)/ Ms. Peterson received an additional amount of $18,960 in annual retainer fees in her role as Coordinating Director.
/(4)/ Includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios.
/(5)/ Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the transaction described below in Proposal 2. Such amounts totaled $10,340 for each Director. These meeting fees were borne by Scudder.

Proposed Amendment to Articles of Incorporation

   Shareholders are being asked to approve an amendment to the Articles of Incorporation of the Fund that would declassify the Board of Directors (see Proposal 4). If shareholders approve Proposal 4, each Director would serve as a Board member of a single Board and serve until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

       The Directors of the Fund unanimously recommend that shareholders of the Fund vote FOR each nominee.

                          Proposal 2: Approval of New
                        Investment Management Agreement

Introduction

   Scudder acts as the investment manager to the Fund pursuant to an investment management agreement entered into by the Fund and Scudder (the "Current Investment Management Agreement"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group constitute the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction,

Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion of assets open- and closed-end investment companies managed in the United States.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (a "New Investment Management Agreement" and, together with the Current Investment Management Agreement, the "Investment Management Agreements") between the Fund and Scudder is being proposed for approval by shareholders of the Fund. The form of the New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement are substantially identical to the terms of the Current Investment Management Agreement, except that, under the New Investment Management Agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. See "Differences Between the Current and New Investment Management Agreement." The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

   In the event that the Transaction does not, for any reason, occur, the Current Investment Management Agreement will continue in effect in accordance with its terms.

   The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Fund by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

   On February 4, 2002, the Board, including the Non-interested Directors, voted unanimously to approve the New Investment Management Agreement and to recommend its approval to shareholders.

   For information about the Board's deliberations and the reasons for its recommendation, please see "Board Considerations" below.

   The Board unanimously recommends that shareholders vote in favor of the approval of the New Investment Management Agreement.

Information Concerning the Transaction and Deutsche Bank

  Description of the Transaction

   On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

   The Transaction will take place in three steps:

  . First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

  . Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

  . Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

   In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

   As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If the New Investment Management Agreement is not approved by the Fund's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board would make such arrangements for the management of the Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

   The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Fund, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of, 2002.

   Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

   Appendix 3 provides information regarding Scudder's current business, including its stockholders, directors and officers.

  Deutsche Bank

   Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had approximately $53 billion in assets as of December 31, 2001.

   Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Fund which, following the Transaction, will include Scudder.

   As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

   Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

   On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Directors met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Fund and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Directors identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

   On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's U.K. operations) from Zurich Financial. At a meeting on September 24, 2001, the Directors met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

   As part of their due diligence, the Non-interested Directors separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and Deutsche Bank. In addition, the Non-interested Directors engaged various consultants to help them evaluate the proposed transaction.

   On October 9, 2001, the Non-interested Directors met with the chief executive officer of Deutsche Asset Management to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Fund and other funds managed by Scudder.

   On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Directors were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested Directors. The Non-interested Directors met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

   Throughout the process, the Non-interested Directors had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreement, at a meeting on February 4, 2002, the Board voted unanimously to approve the New Investment Management Agreement and to recommend it to the shareholders of the Fund for their approval.

   In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Fund. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies. Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Funds.

   In responding to the Non-interested Directors' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Fund's shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

   Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that constitute Deutsche Asset Management and Scudder. The Non-interested Directors met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Directors that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

   The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. The Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the fund's portfolio managers after consummation of the Transaction. See Appendix 4 for the proposed portfolio manager change affecting the Fund. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

   The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration. The Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Fund, and the systems currently used by them to support these functions, to remain largely in place.

   In connection with its deliberations, the Board obtained certain assurances from Deutsche Bank, including the following:

  . Deutsche Bank has provided the Board with such information as is reasonably necessary to evaluate the New Investment Management Agreement.

  . Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

  . The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to the Fund which has the potential to have a material adverse effect upon the Fund.

  . Deutsche Bank is committed to the continuance, without interruption, of services to the Fund of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

  . In order to retain and attract key personnel, Deutsche Bank intends to maintain overall compensation and performance incentive policies and practices at market levels or better.

  . Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

  . Deutsche Bank will promptly advise the Board of decisions materially affecting the Deutsche Bank organization as they relate to the Fund. Deutsche Bank has represented to the Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

   Deutsche Bank and Zurich Financial each assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f).

   As noted above, upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Person of the Fund, will resign from the Board and that a senior executive of Deutsche Bank will be appointed by the Board to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Directors of the Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members of the Fund agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Directors expect to appoint, to the extent shareholders approve the amendments to the Fund's charter as described in Proposal 4 and permit the Fund to expand the Board beyond twelve members, an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board of the Fund will continue to be in compliance with Section 15(f).

   To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

   Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Fund's shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Fund and the Non-interested Directors. In addition, because it is possible that the Board of the Fund may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Fund into Deutsche Asset Management, Scudder has undertaken to waive or reimburse the Fund a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Fund. Furthermore, Deutsche Bank has agreed to indemnify the Fund and the Non-interested Directors from and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the Non-interested Directors in connection with their consideration of the Transaction.

   The Board noted that, in previously approving the continuation of the Current Investment Management Agreement, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Fund itself and relative to appropriate peer groups and one or a combination of market indices; investment management fee, expense ratios and asset size of the Fund and relative peer groups; Scudder's profitability from managing the Fund; fall-out benefits to Scudder from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of Scudder; and the potential benefits to Scudder, the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

   In addition, in considering whether to approve the New Investment Management Agreement (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for the Fund except as described below under "Differences Between the Current and New Investment Management Agreements"), the Board considered the potential benefit to the Fund of providing the Investment Manager more flexibility in structuring portfolio management services for the Fund. The Board recognized that it may be beneficial to the Fund to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible by law, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Fund would require the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Non-interested Directors; and (ii) the management expenses incurred by the Fund would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreement because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Fund. Scudder will retain full responsibility for the actions of any such sub-adviser or delegates.

   As a result of their review and consideration of the Transaction and the New Investment Management Agreement, at its meeting on February 4, 2002, the Board, including the Non-interested Directors of the Fund, voted unanimously to approve the New Investment Management Agreement and to recommend it to the Fund's shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for the Fund. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as shareholder servicing agent and transfer and dividend paying agent for the Fund. SDI, 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, provides information and administrative services for shareholders of the Fund. SDI is also the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. For the Class B shares and Class C shares of the Fund, SDI receives a Rule 12b-1 distribution fee of 0.75%, and, for the Class A shares, Class B shares and Class C shares, a shareholder services fee of up to 0.25%, of average daily net assets of each such class. Scudder Investor Services, Inc. ("SISI"), an affiliate of Scudder, provides administrative services for the Fund. Appendix 5 sets forth for the Fund the fees paid to SFAC, SISC, SDI and SISI during the last fiscal year of the Fund.

   SFAC, SISC and SISI will continue to provide fund accounting, transfer agency and administrative services, respectively, to the Fund, as described above, under the current arrangements if the New Investment Management Agreement is approved. In addition, in light of the fact that the agreement with SDI will, by its terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Board unanimously approved the continuation of this agreement following the closing of the Transaction. As such, SDI will continue to provide administrative, underwriting and distribution services under the current arrangement if the New Investment Management Agreement is approved. All expenses related to the provision of these services to the Fund, with the exception of the Rule 12b-1 distribution fee and shareholder services fee paid by the Fund to SDI as described above, are currently paid by Scudder in exchange for a unitary administrative fee, as described below.

   Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies managed by Scudder that have similar investment objectives to the Fund. (See Appendix 6 for information regarding the management fee rate, net assets and aggregate management fee paid for the Fund.)

Brokerage Commissions on Portfolio Transactions

   Scudder places orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder may consider sales of shares of the Fund and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and level of portfolio transactions/placements with particular brokers will materially differ than those of Scudder in the past.

Description of the Current Investment Management Agreement

   General. Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The
Investment Manager also determines which securities shall be purchased, held or sold, and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Articles of Incorporation, By-Laws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Directors may determine.

   Investment Manager's Responsibilities. The Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund, as it may reasonably request, in the conduct of each applicable Fund's business, subject to the direction and control of the Board.

   Fund Expenses. Under the Current Investment Management Agreement, the Fund is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Directors; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to its Fund Accounting Services Agreement; and the fees and expenses of the Fund's custodians, subcustodians, dividend disbursing agents and registrars./1/ The Fund may arrange to have third parties assume all or part

--------
/(1)/ Certain expenses of the Fund are currently being borne by Scudder pursuant to an administrative services agreement between Scudder and, in turn, the Fund pays an annual administrative services fee to Scudder, as described in Appendix 7.

of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Directors of the Fund with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

   Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Directors, officers and employees as may be duly elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Fund business) of Directors, officers and employees not affiliated with the Investment Manager. Under the Current Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Directors and officers of the Fund who are directors, officers or employees of the Investment Manager. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Fund to any of its officers or Directors who were affiliated with the Investment Manager.

   Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for the Fund is set forth in Appendix 6.

   Liability of the Investment Manager. The Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

   Termination of the Agreement. The Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. In addition, the Current Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, the Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Investment Management Agreements

   The Current Investment Management Agreement is dated September 3, 1999 and was last approved by the shareholders of the Fund on December 17, 1998. The New Investment Management Agreement was approved by the Directors of the Fund on February 4, 2002 and the termination date (unless continued) is September 30, 2002.

The New Investment Management Agreement

   The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. The New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of the Fund do not approve the

New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board will take such action, if any, as it deems to be in the best interests of the Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

Differences Between the Current and New Investment Management Agreements

   The terms of the New Investment Management Agreement are substantially identical to the terms of the Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to the New Investment Management Agreement the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Non-interested Directors and the full Board. Shareholders of the Fund would receive prompt notice following approval of any adjustment by the Non-interested Directors. The management fee rate paid by the Fund would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

   The investment management fee rate paid by the Fund under the New Investment Management Agreement is the same as that currently in effect.

 The Directors of the Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the New Investment Management Agreement.

Proposal 3: Approval of a Sub-Advisory Agreement With Deutsche Asset Management
                          Investment Services Limited

   Scudder has proposed entering into a sub-advisory agreement (the "Sub-Advisory Agreement"), on behalf of the Fund, with Deutsche Asset Management Investment Services Limited ("DeAMIS") pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to Scudder. The Sub-Advisory Agreement was unanimously approved by the Board of Directors, including each Non-interested Director, at a meeting held on February 4, 2002. A form of Sub-Advisory Agreement is attached hereto as Exhibit C. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit C.

   It is anticipated that following the closing of the Transaction, the lead portfolio manager responsible for managing all or a portion of the Fund's assets may, as set forth in Appendix 4, change. The new lead portfolio manager will transition from the United States to London and will become an employee of DeAMIS. It is expected that this transition will allow the portfolio management team to access the global reach of Deutsche Asset Management more effectively.

   Following the closing of the Transaction, a certain amount of time will be necessary to permit Scudder and Deutsche Asset Management to prepare and institute the necessary arrangements for the portfolio managers to transition to DeAMIS. As such, the Sub-Advisory Agreement will go into effect at a time to be determined following the closing of the Transaction (and in any case not more than two years following such date) upon the approval of the Board and its Non-interested Directors. In addition, the fees to be paid to DeAMIS will at that time be determined, again upon the approval of the Board and its Non-interested Directors. Any such fees payable under the Sub-Advisory Agreement are paid by Scudder and have no effect on management fees paid by the Fund to Scudder pursuant to the New Investment Management Agreement. In no case will the sub-advisory fees paid to DeAMIS by Scudder be greater than those paid by the Fund to Scudder pursuant to the New Investment Management Agreement.

   The Sub-Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of the Fund. If it is approved by the shareholders of the Fund, the Sub-Advisory Agreement would continue in effect until the next September 30 following its date of effectiveness unless earlier terminated, and will continue from year to year thereafter, subject to approval annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and also, in either event, approval by a majority of the Board's Non-interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the Sub-Advisory Agreement, the Board will take such action, if any, as it considers to be in the best interests of the Fund.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Directors, voted unanimously to approve the Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of the Fund.

   In considering whether to approve the New Sub-Advisory Agreement and to recommend its approval to shareholders, the Board considered similar factors to those it considered in approving the New Investment Management Agreement, to the extent applicable. (See Proposal 2 for more information regarding the Board's evaluation.) In addition, the Board considered the recommendation of Scudder and various information and materials provided by each of Scudder and DeAMIS. As discussed above, the Sub-Advisory Agreement will allow the portfolio managers to integrate with DeAMIS' London facilities. Furthermore, the Board considered that approval of the Sub-Advisory Agreement would not affect management fees paid by the Fund.

   The Board was told by representatives of Deutsche Asset Management that the deferral in implementing the Sub-Advisory Agreement is needed to permit Scudder and Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for the transition of the portfolio management team to DeAMIS. Scudder also emphasized to the Board that the Sub-Advisory Agreement would be implemented only upon the approval of the Fund's Non-interested Directors based on information they then deemed adequate and necessary to consider these arrangements, including the sub-advisory fee to be paid under the Agreement.

   The Board, including the Non-interested Directors, unanimously recommends that shareholders of the Fund vote in favor of the approval of the Sub-Advisory Agreement.

Description of the Sub-Advisory Agreement

   Under the Sub-Advisory Agreement, DeAMIS will provide sub-advisory services relating to the management of the Fund's assets, including developing, recommending and implementing an investment program and strategy for the Fund, providing research and analysis relative to the investment program and investments of the Fund, determining which securities should be purchased and sold, monitoring on a continuing basis the performance of the portfolio securities of the Fund to meet its stated investment objective and placing orders for execution of the Fund's portfolio transactions. DeAMIS is required to provide reports upon request on portfolio transactions and reports on assets held in the Fund and will also inform Scudder and the officers and Directors of the Fund on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund.

   Pursuant to the Sub-Advisory Agreement, DeAMIS, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement. Also pursuant to the Sub-Advisory Agreement, Scudder and the Fund will assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by DeAMIS pursuant to the Agreement. DeAMIS will pay its own organizational, operational and business expenses but will not be obligated to pay any expenses of Scudder or the Fund.

   As noted above, the sub-advisory fee payable under the Sub-Advisory Agreement would be paid by the Investment Manager, not the Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the Fund's Board, including a majority of the Non-interested Directors.

   The Sub-Advisory Agreement provides that DeAMIS shall not be liable for any error of judgment or law or for any loss suffered by the Fund or Scudder in connection with the matters to which the Sub-Advisory Agreement relates, except loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

   The Sub-Advisory Agreement provides that DeAMIS agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by DeAMIS of its responsibilities under the Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless DeAMIS against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which DeAMIS may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Sub-Advisory Agreement or the New Investment Management Agreement.

   The Sub-Advisory Agreement may be terminated without penalty at any time by the Directors, by vote of a majority of the outstanding voting securities of the Fund, or by Scudder or by DeAMIS upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of the New Investment Management Agreement with the Fund. In addition, Scudder or the Fund may terminate the Sub-Advisory Agreement upon immediate notice if

DeAMIS becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser.

   The Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to the Agreement.

Information about DeAMIS

   DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed more than $6 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Directors or officers of the Fund are employees, officers, directors or shareholders of DeAMIS.

    Alexander Tedder.   Director, DeAMIS.

    Richard Charles Wilson.   Director, DeAMIS.

    Annette Jane Fraser.   Chief Executive Officer, DeAMIS.

    Stephen John Maynard.   Finance Officer, DeAMIS.

    Matthew Alan Linsey.   Director, DeAMIS.

    Adrian Dyke.   Secretary, DeAMIS.

   Exhibit D sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the Fund.

Brokerage Commissions on Fund Transactions

   DeAMIS will place all orders for portfolio transactions of the Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to the Fund or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. The placement of portfolio transactions is supervised by DeAMIS.

Required Vote

   Approval of the Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the Fund.

 The Directors of the Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement.

            Proposal 4: To Approve Certain Amendments to the Fund's
                           Articles of Incorporation

Outline of Proposal

   In 1999, the Fund's then shareholders of record approved the Fund's conversion from a closed-end investment company to an open-end investment company. Although the conversion was approved and occurred in 1999, a shareholders' vote to amend the Fund's Articles of Incorporation removing features common to a closed-end investment company did not obtain the required 75% of the votes entitled to be cast by shareholders. The Board, however, believes that amendments to the Fund's Articles of Incorporation to remove these features are appropriate and in the best interest of the Fund and its shareholders. Accordingly, the Board recommends that shareholders approve amendments to the Articles of Incorporation eliminating provisions that:
(i) limit the ability of other entities and persons to acquire control of the Fund; (ii) limit the Fund's freedom to engage in certain transactions; and
(iii) limit the ability of the Fund's shareholders to effect changes in the Fund's Board. These provisions are "anti-takeover provisions." Shareholders are asked to approve amendments to the Articles of Incorporation to eliminate them because the need for "anti-takeover" provisions no longer exists now that the Fund has been converted to an open-end investment company.

   Proposal 4 specifically asks the shareholders to approve amendments to the Fund's Articles of Incorporation to (a) declassify the Board, (b) eliminate super-majority voting requirements and provisions that limit the ability of others to acquire control of the Fund as well as the Fund's freedom to engage in particular transactions, and (c) eliminate the requirement that the number of Directors not exceed twelve and that Directors may only be removed by the affirmative vote of 75% of the votes entitled to be cast for the election of

Directors. Changes to these provisions may only be effectuated by the affirmative vote of 75% of the votes entitled to be cast by shareholders.

   A copy of the proposed Amended and Restated Articles of Incorporation, which reflects the amendments contemplated by this Proposal, is attached to this Proxy Statement as Exhibit E.

   The Fund's shareholders are being asked to approve an amendment declassifying the Board. Currently, the Fund's Articles of Incorporation provide that the Board will be divided into three classes of Directors. According to the relevant provision of the Fund's Articles of Incorporation, the term of office of the first class expired on the date of the second annual meeting of shareholders, the term of office of the second class expired on the date of the third annual meeting of shareholders and the term of office of the third class expired on the date of the fourth annual meeting of shareholders. Upon the expiration of the term of the office of each class, the Directors in such class are elected for a term of three years to succeed the Directors whose terms of office expire. The current provisions for a classified Board have the effect of making the removal of incumbent Directors more difficult and time consuming. In general, when a corporation has a classified board of directors, more than one annual meeting of shareholders will be required to effect a change in a majority of the board of directors.

   Elimination of the provisions in the Articles of Incorporation creating a classified Board will permit the Fund to dispense with annual shareholders' meetings, except when required by law to hold such meetings. Maryland corporate law provides that, if the articles of incorporation or by-laws of either an open-end or closed-end fund registered under the 1940 Act so provide, then the fund is not required to hold an annual shareholders' meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Articles of Incorporation and By-Laws of the Fund do not so provide. However, the Board anticipates amending the By-Laws, to go into effect if this Proposal is approved and implemented, to provide that the Fund will not be required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not so required. By not having to hold annual shareholders' meetings, the Fund would save the costs of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and shareholders as of the date of this Proxy Statement, such costs could aggregate approximately $40,000 per year.

   The Fund would nevertheless be required to hold a meeting of shareholders when shareholder approvals are necessary under the 1940 Act or

Maryland law. Under the 1940 Act, the Fund would be required to hold a shareholder meeting if the number of Directors elected by the shareholders was less than a majority of the total number of Directors, to fill vacancies if less than two-thirds of the Directors then holding office have been elected by the shareholders, or if a change were sought in the fundamental investment policies of the Fund or in the Investment Management Agreement. Maryland law requires the Secretary to call a special meeting of shareholders when requested in writing to do so by the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the special meeting; provided, however, that, unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at a special meeting of the shareholders held during the preceding twelve months. In addition, under the 1940 Act, the Fund will be required to call a special meeting of shareholders to remove Directors if requested by shareholders entitled to cast 10% of the votes entitled to be cast at the meeting.

   The shareholders are also being asked to approve an amendment to the Articles of Incorporation that would eliminate the requirement that the number of Directors shall never be more than 12, as well as the requirement that a Director may be removed only by the affirmative vote of 75% of the votes entitled to be cast for the election of Directors. This vote is higher than the majority vote required under the Maryland General Corporation Law in the absence of a charter provision providing otherwise.

   In addition, the shareholders are being asked to approve an amendment to the Articles of Incorporation to remove certain provisions that limit the Fund's ability to consolidate with or merge with or into another corporation or to voluntarily liquidate or dissolve. Under the Articles of Incorporation, the affirmative vote of 75% (which is higher than that otherwise required under Maryland law or the 1940 Act) of the votes entitled to be cast by shareholders of the Fund is currently required (unless 75% of the Continuing Directors/2/

--------
/(2)/ A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a "Business Combination" (as defined in the Fund's current Articles of Incorporation) with the Fund (an "Interested Party") and (ii) has been a member of the Board of Directors of the Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

approve the consolidation or merger in which case the affirmative vote of the holders of a majority of the outstanding shares of the Fund would be required) to authorize: (i) a merger or consolidation or share exchange of the Fund with or into another corporation; (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any twelve month period) to or with any other person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions of the Fund effected in the ordinary course of the Fund's business; (iii) the issuance or transfer by the Fund (in one transaction or a series of transactions in any twelve month period) of any securities of the Fund to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more excluding (x) sales of any securities of the Fund in connection with a public offering thereof, (y) issuances of any securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and (z) issuances of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund; or (iv) a voluntary liquidation or dissolution of the Fund.

   These "anti-takeover" provisions were intended to have the effect of making it more difficult and time-consuming to change majority control of the Board without its consent and thus to reduce the Fund's vulnerability to an unsolicited takeover proposal and to render more difficult the accomplishment of a merger or the assumption of control by a shareholder. The conversion of the Fund to an open-end investment company eliminated the need for these precautionary measures. Therefore, the Board has considered and approved, subject to shareholder approval, the amendments to the Articles of Incorporation eliminating the "anti-takeover" provisions.

   The following chart summarizes the key differences between the Fund's current Articles of Incorporation and the Amended Articles as discussed in this Proposal.

                              Current Articles        Amended Articles
                        ---------------------------- -------------------
  Shareholder Voting    Majority voting on most      Super-majority voting
                        matters; Super-majority      requirements
                        vote (i.e., 75%) necessary   eliminated; Substantially
                        to approve mergers,          all matters that require
                        reorganizations and other    shareholder approval to
                        "business combinations"      be decided by a
                        and dissolutions unless      majority vote
                        approved by the
                        "Continuing Directors" of
                        the Fund, in which case a
                        majority vote would
                        required, and to
                        amend certain provisions
                        of the Articles

  Structure of Board of Classified (staggered) Board Eliminate classified
  Directors             divided into 3 classes, each structure, the limitation
                        class having a term of 3     in number of Directors
                        years; Maximum number of     and the super-majority
                        Directors is twelve and      (i.e., 75%) vote
                        Directors may only be        necessary to remove
                        removed upon the             Directors
                        affirmative vote of 75% of
                        the shareholders

  Annual Shareholder    Required to elect Directors  No longer required
  Meetings                                           unless the Directors
                                                     must be elected by the
                                                     shareholders in
                                                     accordance with the
                                                     1940 Act

Required Vote

   Approval of the proposed amendments to the Articles of Incorporation pursuant to this Proposal 4 requires the affirmative vote of 75% of the votes entitled to be cast by shareholders.

 The Directors of the Fund unanimously recommend that the shareholders of the Fund vote FOR approval of the amendments to the Articles of Incorporation.

           Proposal 5: Ratification or Rejection of the Selection of
                             Independent Auditors

   The Board, including all of the Non-interested Directors, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. E&Y has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

   The table provided in Appendix 8 shows the fees paid to E&Y by the Fund during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid for professional services rendered for the audit of the Fund's annual financial statements for its most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include aggregate fees billed for services rendered, if any, during the most recent calendar year to the Fund, Scudder and all entities controlling, controlled by, or under common control with Scudder that provide services to the Fund.

   The Audit Committee will review, at least annually, whether E&Y's receipt of non-audit fees from the Fund and other funds advised by Scudder, Scudder and all entities controlling, controlled by, or under common control with Scudder that provide services to the Fund is compatible with maintaining E&Y's independence.

 The Directors of the Fund unanimously recommend that shareholders of the Fund vote FOR the ratification of the selection of E&Y as independent auditors.

                            Additional Information

General

   The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

   The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting at the Meeting (i.e., the four nominees receiving the greatest number of votes will be elected). Approval of Proposals 2 and 3 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 4 requires the affirmative vote of 75% of the outstanding voting securities of the Fund. Approval of Proposal 5 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting.

   Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 5. Abstentions will have the effect of a "no" vote on Proposals 2, 3 and 4. Broker non-votes will have the effect of a "no" vote for Proposals 2 and 3 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for Proposals 2 and 3 and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting. Broker non-votes will have the effect of a "no" vote for Proposal 4. Broker non-votes are not likely to be relevant with respect to Proposals 1, 2, 3 and 5 because the Fund has been advised by the New York Stock Exchange that each of those Proposals involves matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

   If shareholder approval of Proposal 2 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with the Fund, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

  .  a maximum term of 150 days;

  . a provision that the Board or holders of a majority of the Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

  . a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

   If the Fund, relying on Rule 15a-4, has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned to the Fund and the Board would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

   Holders of record of the shares of the Fund at the close of business on February 8, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of December 31, 2001, the Fund had 20,130,487 shares outstanding.

   To the best of the Fund's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of the Fund's outstanding shares, except as stated in Appendix 9.

   Appendix 1 lists the amount of shares and dollar range of the Fund owned directly or beneficially by the Directors of the Fund's Board and, for the Directors and officers as a group, the amount of shares owned in the Fund.

   Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $19,156, plus expenses. Such expenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll free at (866) 515-0333. Any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals for Subsequent Meetings

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

   The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ JOHN MILLETTE
John Millette
Secretary

                       INDEX OF EXHIBITS AND APPENDICES


              EXHIBIT A:  FORM OF NEW INVESTMENT MANAGEMENT
                          AGREEMENT

              EXHIBIT B:  MANAGEMENT FEE RATES FOR FUNDS MANAGED
                          BY SCUDDER WITH SIMILAR INVESTMENT
                          OBJECTIVES

              EXHIBIT C:  FORM OF SUB-ADVISORY AGREEMENT

              EXHIBIT D:  INFORMATION REGARDING OTHER FUNDS
                          ADVISED OR SUB-ADVISED BY DEAMIS

              EXHIBIT E:  ARTICLES OF AMENDMENT AND RESTATEMENT
                          OF THE FUND

              APPENDIX 1: FUND SHARES OWNED BY DIRECTORS AND
                          OFFICERS

              APPENDIX 2: OFFICERS

              APPENDIX 3: INFORMATION REGARDING SCUDDER

              APPENDIX 4: PROPOSED PORTFOLIO MANAGER CHANGE

              APPENDIX 5: FEES PAID TO SFAC, SISC, SDI AND SISI

              APPENDIX 6: FUND MANAGEMENT FEE RATES, NET ASSETS
                          AND AGGREGATE MANAGEMENT FEES

              APPENDIX 7: ADMINISTRATIVE SERVICES FEE

              APPENDIX 8: FEES PAID TO INDEPENDENT AUDITORS OF THE
                          FUND

              APPENDIX 9: BENEFICIAL OWNERS OF 5% OR MORE OF FUND
                          SHARES

                                   EXHIBIT A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

                         Scudder New Europe Fund, Inc.
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                   [Date], 2002

Zurich Scudder Investments, Inc.
345 Park Avenue
New York, New York 10154

                        Investment Management Agreement
                         Scudder New Europe Fund, Inc.

Ladies and Gentlemen:

   Scudder New Europe Fund, Inc. (the "Fund") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Fund's Articles of Incorporation, as amended and restated from time to time (the "Articles"), the Board of Directors is authorized to issue the Fund's shares of common stock (the "Shares") in separate series or classes. The Board of Directors has authorized five classes of shares. Additional series or classes may be established from time to time by action of the Directors.

   The Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

   1. Delivery of Documents. The Fund engages in the business of investing and reinvesting the assets in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") included in the Fund's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Fund. The Fund has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Fund:

   (a) The Articles, as amended and restated to date.

   (b) By-Laws of the Fund as in effect on the date hereof (the "By-Laws").

   (c) Resolutions of the Directors of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

   The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

   You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

   You shall furnish to the Fund's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Directors shall reasonably request.

   3. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

   Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act.

   4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

   5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

   You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Directors, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Fund; and costs of shareholders' and other meetings.

   You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Fund shall have adopted a plan in conformity with

Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4, and 5 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) [see Appendix 6 to this Proxy Statement for the investment management fee rate paid by the Fund]; over
(b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

   You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

   7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

   Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

   8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

   9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

   This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

   10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

   This Agreement shall be construed in accordance with the laws of The State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

   This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

   If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                               Yours very truly,

                               Scudder New Europe Fund, Inc.

                               By:
                                 -----------------------------------------------
                                 Vice President

   The foregoing Agreement is hereby accepted as of the date hereof.

                               Zurich Scudder Investments, Inc.

                               By:
                                 -----------------------------------------------
                                 President

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES

Fund                                                Objective                             Fee Rate+             Net Assets*
----                                                ---------                             --------              ------------

Asset Allocation Funds Series

Scudder Pathway Series:            Long-term growth of capital.                There will be no fee as the      $237,107,578
Growth Portfolio                                                               Investment Manager will receive
                                                                               a fee from the underlying funds.

U.S. Equity/Growth Style Funds

Scudder 21/st/ Century Growth Fund Long-term growth of capital by investing in 0.750% to $500 million           $318,528,621
                                   common stocks of emerging growth            0.700% next $500 million
                                   companies that the advisor believes are     0.650% over $1 billion
                                   poised to be leaders in the new century.

Scudder Aggressive Growth Fund     Capital appreciation through the use of     Base investment management       $159,724,463
                                   aggressive investment techniques.           fee of 0.650% of net assets
                                                                               plus or minus an incentive
                                                                               fee based upon the investment
                                                                               performance of the Fund's
                                                                               Class A shares as compared
                                                                               with the performance of the
                                                                               Standard & Poor's 500 Stock
                                                                               Index, which may result in a
                                                                               total fee ranging from 0.450%
                                                                               to 0.850% of net assets

Scudder Blue Chip Fund             Growth of capital and of income.            0.580% to $250 million           $786,528,057
                                                                               0.550% next $750 million
                                                                               0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Fund                                             Objective                          Fee Rate+          Net Assets*
----                                             ---------                          --------          --------------

Scudder Capital Growth Fund     Long-term capital growth while actively     0.580% to $3 billion      $1,671,706,984
                                seeking to reduce downside risk compared    0.555% next $1 billion
                                with other growth mutual funds.             0.530% over $4 billion

Scudder Development Fund        Long-term capital appreciation by           0.850% to $1 billion      $  445,769,912
                                investing primarily in U.S. companies with  0.800% next $500 million
                                the potential for above-average growth.     0.750% over $1.5 billion

Scudder Focus Growth Fund       Long-term growth of capital.                0.700% to $250 million    $    1,660,237
                                                                            0.670% next $750 million
                                                                            0.650% next $1.5 billion
                                                                            0.630% over $2.5 billion

Scudder Focus Value+Growth Fund Growth of capital through a portfolio of    0.720% to $250 million    $  120,916,447
                                growth and value stocks.                    0.690% next $750 million
                                                                            0.660% next $1.5 billion
                                                                            0.640% next $2.5 billion
                                                                            0.600% next $2.5 billion
                                                                            0.580% next $2.5 billion
                                                                            0.560% next $2.5 billion
                                                                            0.540% over $12.5 billion

Scudder Growth Fund             Growth of capital through professional      0.580% to $250 million    $1,520,557,389
                                management and diversification of           0.550% next $750 million
                                investments in securities that the          0.530% next $1.5 billion
                                investment manager believes have the        0.510% next $2.5 billion
                                potential for capital appreciation.         0.480% next $2.5 billion
                                                                            0.460% next $2.5 billion
                                                                            0.440% next $2.5 billion
                                                                            0.420% over $12.5 billion

Scudder Health Care Fund        Long-term growth of capital by investing at 0.850% to $500 million    $  235,718,201
                                least 80% of total assets in common stocks  0.800% over $500 million companies in the health care sector.

Fund                                               Objective                            Fee Rate+           Net Assets*
----                                               ---------                            --------            ------------

Scudder Large Company Growth Fund Long-term growth of capital by investing    0.700% to $1.5 billion        $955,238,753
                                  at least 65% of its assets in large U.S.    0.650% next $500 million
                                  companies (those with a market value of     0.600% over $2 billion
                                  $1 billion or more).

Scudder Research Fund             Long-term growth of capital.                0.700% to $250 million        $  3,163,209
                                                                              0.670% next $750 million
                                                                              0.650% next $1.5 billion
                                                                              0.630% over $2.5 billion

Scudder Select 500 Fund           Long-term growth and income by investing    0.500% to $500 million        $ 36,402,564
                                  at least 80% of total assets in common      0.475% next $500 million
                                  stocks of companies that are included in    0.450% over $1 billion
                                  the Standard & Poor's Composite Stock
                                  Price Index (S&P 500 index).

Scudder Select 1000 Growth Fund   Long-term growth by investing at least      0.500% to $500 million        $ 23,922,571
                                  80% of total assets in common stocks of     0.475% next $500 million
                                  companies that are included in the Russell  0.450% over $1 billion
                                  1000 Growth Index.

Scudder Dynamic Growth Fund       Maximum appreciation of investors'          Base investment management    $405,852,514
                                  capital.                                    fee of 0.650% of net assets
                                                                              plus or minus an incentive
                                                                              fee based upon the investment
                                                                              performance of the Fund's
                                                                              Class A shares as compared
                                                                              with the performance of the
                                                                              Standard & Poor's 500 Stock
                                                                              Index, which may result in a
                                                                              total fee ranging from 0.350%
                                                                              to 0.950% of net assets

Scudder Small Company Stock Fund  Long-term capital growth while actively     0.750% to $500 million        $ 75,479,138
                                  seeking to reduce downside risk as compared 0.700% next $500 million
                                  with other small company stock funds.       0.650% over $1 billion

Fund                                                Objective                          Fee Rate+          Net Assets*
----                                                ---------                          --------          --------------

Scudder Technology Fund            Growth of capital.                          0.580% to $250 million    $2,151,276,379
                                                                               0.550% next $750 million
                                                                               0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Scudder Technology Innovation Fund Long-term growth of capital by investing at 0.850% to $500 million    $  412,185,994
                                   least 80% of total assets in common stocks  0.800% next $500 million
                                   of companies in the technology sector.      0.750% next $500 million
                                                                               0.700% next $500 million
                                                                               0.650% over $2 billion

Scudder Total Return Fund          Highest total return, a combination of      0.580% to $250 million    $2,872,748,836
                                   income and capital appreciation,            0.550% next $750 million
                                   consistent with reasonable risk.            0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Fund                                             Objective                         Fee Rate+          Net Assets*
----                                             ---------                         --------          --------------

U.S. Equity/Value Style Funds

Scudder Contrarian Fund           Long-term capital appreciation, with     0.750% to $250 million    $  213,387,619
                                  current income as a secondary objective. 0.720% next $750 million
                                                                           0.700% next $1.5 billion
                                                                           0.680% next $2.5 billion
                                                                           0.650% next $2.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.630% next $2.5 billion
                                                                           0.620% over $12.5 billion

Scudder-Dreman Financial Services Long-term capital appreciation.          0.750% to $250 million    $  174,377,929
 Fund                                                                      0.720% next $750 million
                                                                           0.700% next $1.5 billion
                                                                           0.680% next $2.5 billion
                                                                           0.650% next $2.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.630% next $2.5 billion
                                                                           0.620% over $12.5 billion

Scudder-Dreman High Return Equity High rate of total return.               0.750% to $250 million    $4,140,687,437
 Fund                                                                      0.720% next $750 million
                                                                           0.700% next $1.5 billion
                                                                           0.680% next $2.5 billion
                                                                           0.650% next $2.5 billion
                                                                           0.640% next $2.5 billion
                                                                           0.630% next $2.5 billion
                                                                           0.620% over $12.5 billion

Fund                                              Objective                          Fee Rate+          Net Assets*
----                                              ---------                          --------          --------------

Scudder-Dreman Small Cap Value   Long-term capital appreciation.             0.750% to $250 million    $  373,728,181
 Fund                                                                        0.720% next $750 million
                                                                             0.700% next $1.5 billion
                                                                             0.680% next $2.5 billion
                                                                             0.650% next $2.5 billion
                                                                             0.640% next $2.5 billion
                                                                             0.630% next $2.5 billion
                                                                             0.620% over $12.5 billion

Scudder Focus Value+Growth Fund  Growth of capital through a portfolio of    0.720% to $250 million    $  120,916,447
                                 growth and value stocks.                    0.690% next $750 million
                                                                             0.660% next $1.5 billion
                                                                             0.640% next $2.5 billion
                                                                             0.600% next $2.5 billion
                                                                             0.580% next $2.5 billion
                                                                             0.560% next $2.5 billion
                                                                             0.540% over $12.5 billion

Scudder Large Company Value Fund Maximum long-term capital appreciation      0.600% to $1.5 billion    $2,758,218,541
                                 through a value-oriented investment         0.575% next $500 million
                                 approach.                                   0.550% next $1 billion
                                                                             0.525% next $1 billion
                                                                             0.500% next $1 billion
                                                                             0.475% over $5 billion

Scudder Small Company Value Fund Long-term growth of capital by investing at 0.750% to $500 million    $  221,483,843
                                 least 90% of total assets in undervalued    0.700% over $500 million
                                 common stocks of small U.S. companies.

Global Growth Funds

Scudder Global Discovery Fund    Above-average capital appreciation over     1.100% of net assets      $  508,768,768
                                 the long term.

Fund                                                  Objective                           Fee Rate+          Net Assets*
----                                                  ---------                           --------          --------------

Scudder Emerging Markets Growth Fund Long-term growth of capital.                 1.250% to $500 million    $   42,196,327
                                                                                  1.200% over $500 million

Scudder Global Fund                  Long-term growth of capital while actively   1.000% to $500 million    $1,252,010,279
                                     seeking to reduce downside risk as           0.950% next $500 million
                                     compared with other global growth funds.     0.900% next $500 million
                                                                                  0.850% next $500 million
                                                                                  0.800% over $2 billion

Scudder Gold Fund                    Maximum return (principal change and         1.000% to $500 million    $   98,333,874
                                     income) by investing, under normal           0.950% over $500 million
                                     market conditions, at least 65% of total
                                     assets in common stocks and other
                                     equities of U.S. and foreign gold-related
                                     companies and in gold coin bullion.

Scudder Greater Europe Growth Fund   Long-term growth of capital by investing at  1.000% to $1 billion      $  725,235,585
                                     least 80% of its total assets in European    0.900% next $500 million
                                     common stocks and other equities             0.850% next $500 million
                                     (equities that are traded mainly on European 0.800% over $2 billion markets or are issued by companies
                                     organized under the laws of Europe or do
                                     more than half of their business there).

Scudder International Fund           Long-term growth of capital by investing at  0.675% to $6 billion      $3,751,901,605
                                     least 65% of its total assets in foreign     0.625% next $1 billion
                                     equities (equities issued by foreign-based   0.600% over $7 billion
                                     companies and listed on foreign exchanges).

Scudder International Research Fund  Long-term capital appreciation.              0.750% to $250 million    $   14,885,633
                                                                                  0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Fund                                                 Objective                            Fee Rate+         Net Assets*
----                                                 ---------                            --------          ------------

Scudder Latin America Fund         Long-term capital appreciation by investing    1.250% to $400 million    $295,145,336
                                   at least 65% of its total assets in Latin      1.150% over $400 million
                                   American common stocks and other
                                   equities (equities that are traded mainly on
                                   Latin American markets, issued or guaranteed
                                   by a Latin American government or issued
                                   by a company organized under the laws of
                                   a Latin American country or any company
                                   with more than half of its business in Latin
                                   America).

Scudder New Europe Fund            Long-term capital appreciation.                0.750% to $250 million    $187,190,645
                                                                                  0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder Pacific Opportunities Fund Long-term growth of capital by investing at    0.850% to $250 million    $ 75,709,280
                                   least 65% of its total assets in Pacific Basin 0.820% next $750 million
                                   common stocks and other equities (equities     0.800% next $1.5 billion
                                   that are traded mainly on Pacific Basin        0.780% next $2.5 billion
                                   markets, issued by companies organized         0.750% next $2.5 billion
                                   under the laws of a Pacific Basin country      0.740% next $2.5 billion
                                   or issued by any company with more than        0.730% next $2.5 billion
                                   half of its business in the Pacific Basin).    0.720% over $12.5 billion

The Japan Fund, Inc.               Long-term capital appreciation by investing    0.850% to $100 million    $325,168,105
                                   at least 80% of net assets in Japanese         0.750% next $200 million
                                   securities (issued by Japan-based companies    0.700% next $300 million
                                   or their affiliates, or by any company that    0.650% over $600 million
                                   derives more than half of its revenue from
                                   Japan).

Fund                                             Objective                             Fee Rate+            Net Assets*
----                                             ---------                             --------             ------------

Closed-End Funds

Scudder New Asia Fund, Inc.     Long term capital appreciation through       1.250% to $75 million          $ 93,220,957
                                investment primarily in equity securities of 1.150% next $125 million
                                Asian companies.                             1.100% over $200 million/(1)/

The Brazil Fund, Inc.           Long term capital appreciation through       1.200% to $150 million         $322,717,275
                                investment primarily in equity securities of 1.050% next $150 million
                                Brazilian issuers.                           1.000% next $200 million
                                                                             0.900% over $500 million/(1)/

The Korea Fund, Inc.            Long term capital appreciation through       1.150% to $50 million          $650,553,193
                                investment primarily in equity securities of 1.100% next $50 million
                                Korean companies.                            1.000% next $250 million
                                                                             0.950% next $400 million
                                                                             0.900% next $300 million
                                                                             0.850% over $1.05 billion/(2)/

Insurance/Annuity Products

21/st/ Century Growth Portfolio Long-term growth of capital by investing     0.875% of net assets           $ 44,574,276
                                primarily in equity securities issued by
                                emerging growth companies.

Capital Growth Portfolio        Maximize long-term capital growth            0.475% to $500 million         $866,723,058
                                through a broad and flexible investment      0.450% next $500 million
                                program.                                     0.425% over $1 billion

Global Discovery Portfolio      Above-average capital appreciation over      0.975% of net assets           $157,041,490
                                the long term by investing primarily in the
                                equity securities of small companies
                                located throughout the world.

Growth and Income Portfolio     Long-term growth of capital, current         0.475% of net assets           $195,222,753
                                income and growth of income.

Fund                                                      Objective                          Fee Rate+         Net Assets*
----                                                      ---------                          --------          ------------

Health Sciences Portfolio                Long-term growth of capital by investing at 0.750% to $250 million    $ 55,978,252
                                         least 80% of total assets in common stocks  0.725% next $750 million
                                         of companies in the health care sector.     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

International Portfolio                  Long-term growth of capital primarily       0.875% to $500 million    $515,859,726
                                         through diversified holdings of marketable  0.725% over $500 million foreign equity investments.

Scudder Aggressive Growth Portfolio      Capital appreciation through the use of     0.750% to $250 million    $ 70,506,554
                                         aggressive investment techniques.           0.720% next $750 million
                                                                                     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

Scudder Blue Chip Portfolio              Growth of capital and of income.            0.650% of net assets      $239,669,789

Scudder Contrarian Value Portfolio       High rate of total return.                  0.750% of net assets      $256,883,855

Scudder Global Blue Chip Portfolio       Long-term capital growth.                   1.000% to $250 million    $ 44,457,753
                                                                                     0.950% next $500 million
                                                                                     0.900% next $750 million
                                                                                     0.850% next $1.5 billion
                                                                                     0.800% over $3 billion

Scudder Growth Portfolio                 Maximum appreciation of capital.            0.600% of net assets      $419,560,868

Scudder International Research Portfolio Long-term capital appreciation.             0.750% of net assets      $121,138,031

Fund                                                    Objective                           Fee Rate+           Net Assets*
----                                                    ---------                           --------            ------------

Scudder New Europe Portfolio            Long-term capital appreciation.            1.000% to $250 million       $ 23,171,630
                                                                                   0.950% next $500 million
                                                                                   0.900% next $750 million
                                                                                   0.850% next $1.5 billion
                                                                                   0.800% over $3 billion/[++]/

Scudder Small Cap Growth Portfolio      Maximum appreciation of investors'         0.650% of net assets         $232,300,366
                                        capital.

Scudder Technology Growth Portfolio     Growth of capital.                         0.750% to $250 million       $350,522,984
                                                                                   0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

Scudder Total Return Portfolio          High total return, a combination of income 0.550% of net assets         $861,012,522
                                        and capital appreciation.

Scudder Focus Value+Growth Portfolio    Growth of capital through a portfolio of   0.750% of net assets         $139,805,320
                                        growth and value stocks.

SVS Dreman Financial Services Portfolio Long-term capital appreciation.            0.750% to $250 million       $117,047,378
                                                                                   0.720% next $750 million
                                                                                   0.700% next $1.5 billion
                                                                                   0.680% next $2.5 billion
                                                                                   0.650% next $2.5 billion
                                                                                   0.640% next $2.5 billion
                                                                                   0.630% next $2.5 billion
                                                                                   0.620% over $12.5 billion

Fund                                                  Objective                           Fee Rate+         Net Assets*
----                                                  ---------                           --------          ------------

SVS Dreman High Return Equity        High rate of total return.                   0.750% to $250 million    $443,396,453
 Portfolio                                                                        0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

SVS Dreman Small Cap Value Portfolio Long-term capital appreciation.              0.750% of net assets      $193,734,241

SVS Dynamic Growth Portfolio         Long-term capital growth.                    1.000% to $250 million    $ 23,172,231
                                                                                  0.975% next $250 million
                                                                                  0.950% next $500 million
                                                                                  0.925% next $1.5 billion
                                                                                  0.900% over $2.5 billion

SVS Focused Large Cap Growth         Growth through long-term capital             0.950% to $250 million    $ 60,107,695
 Portfolio                           appreciation.                                0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

SVS Growth and Income Portfolio      Long-term capital growth and current         0.950% to $250 million    $178,848,733
                                     income.                                      0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

SVS Growth Opportunities Portfolio   Long-term growth of capital in a manner      0.950% to $250 million    $163,896,727
                                     consistent with the preservation of capital. 0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

Fund                                   Objective                Fee Rate+         Net Assets*
----                                   ---------                --------          ------------

SVS Mid Cap Growth Portfolio   Capital appreciation.     1.000% to $250 million   $ 48,190,650
                                                         0.975% next $250 million
                                                         0.950% next $500 million
                                                         0.925% next $1.5 billion
                                                         0.900% over $2.5 billion

SVS Strategic Equity Portfolio Long-term capital growth. 0.950% to $250 million   $ 43,784,980
                                                         0.925% next $250 million
                                                         0.900% next $500 million
                                                         0.875% next $1.5 billion
                                                         0.850% over $2.5 billion

SVS Venture Value Portfolio    Growth of capital.        0.950% to $250 million   $108,785,954
                                                         0.925% next $250 million
                                                         0.900% next $500 million
                                                         0.875% next $1.5 billion
                                                         0.850% over $2.5 billion

* Unless otherwise noted, the information provided in the chart is shown as of the end of the Fund's most recent fiscal year.
+ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waiver and/or expense limitations.
/(1)/ Based on average weekly net assets.
/(2)/ Based on average monthly net assets.

                                   EXHIBIT C

                        FORM OF SUB-ADVISORY AGREEMENT

                             SUBADVISORY AGREEMENT

   AGREEMENT made as of the [Date], between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (hereinafter called the "Manager"), and DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED (hereinafter called the "Subadviser").

WITNESSETH:

   WHEREAS, Scudder New Europe Fund, Inc. (the "Company") is a Maryland corporation and is registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act"); and

   WHEREAS, the Board of Directors of the Company (the "Board" and its members, the "Directors") is authorized to issue the Company's shares of beneficial interest in separate series and has authorized Scudder New Europe Fund (the "Fund"); and

   WHEREAS, the Manager acts as manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Company, on behalf of the Fund, dated [Date] and is responsible for the day-to-day management and overall administration of the Fund; and

   WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to the Fund; and

   WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

   1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the Fund.

   The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the current Prospectus and Statement of Additional Information of the Company relating to the Fund (including amendments), and in accordance with the Articles of Incorporation and By-laws of the Company, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Board and furnished to the Subadviser in writing, and in accordance with the instructions and procedures of the Manager furnished to the Subadviser in writing, to develop, recommend and implement such investment program and strategy for the Fund to provide research and analysis relative to the investment program and securities and other investments ("investments") of the Fund, to determine what investments should be purchased, sold and, if applicable, loaned by the Fund and to monitor on a continuing basis the performance of the investments of the Fund. In addition, the Subadviser shall place orders for the purchase and sale of investments for the Fund and, subject to the provisions of this section, shall take reasonable steps to assure that those portfolio transactions are effected subject to the best execution under the circumstances. The Subadviser shall advise the custodian for the Fund ("Custodian") and the Manager on a prompt basis of each purchase and sale of an investment for the Fund specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the investment purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, the Company's officers and to each of its Directors reports on portfolio transactions and reports on assets held in the Fund, all in such detail as the Company or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Company's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund. The Subadviser shall make its officers and employees available to meet with the Manager, the Company's officers and the Board at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the Fund in the light of the Fund's investment objectives and policies and market conditions.

   It shall be the duty of the Subadviser to furnish to the Directors such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

   In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company, the Fund or the Manager in any way or otherwise be deemed to be an agent of the Company, the Fund or the Manager.

   In furnishing the services under this Agreement, the Subadviser shall comply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Company in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization). The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Fund.

   The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information of the Company relating to the Fund. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to accounts as to which it exercises investment discretion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Fund's brokerage and the manner in which that brokerage was allocated.

   The Fund assets shall be maintained in the custody of the Custodian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets of the Fund, and shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.

   2. Delivery of Documents to the Subadviser. The Manager shall furnish to the Subadviser copies of each of the following documents:

   (i) The Articles of Incorporation of the Company as in effect on the date hereof;

   (ii) The By-laws of the Company in effect on the date hereof;

   (iii) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Fund and approving the form of this agreement;

   (iv) The resolutions of the Board selecting the Manager as investment manager to the Fund and approving the form of the Investment Management Agreement with the Company, on behalf of the Fund;

   (v) The Investment Management Agreement with the Company on behalf of the Fund;

   (vi) The Code of Ethics of the Company and of the Manager as currently in effect;

   (vii) Current copies of the Prospectus and Statement of Additional Information of the Company relating to the Fund; and

   (viii) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Fund;

   The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (i) through (viii) above shall be provided within 30 days of the time such materials became available to the Manager and, until so provided, the Subadviser may continue to rely on those documents previously provided.

   During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Company documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

   In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Company as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

   3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

   (i) The Subadviser's most recent balance sheet;

   (ii) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the Custodian and the fund accounting agent of Company assets for the Fund;

   (iii) The Code of Ethics of the Subadviser as currently in effect; and

   (iv) Any compliance policies, trading, commission and other reports, confirmation of the Subadviser's insurance coverage (in form and substance satisfactory to the Manager), and such other management or operational documents as the Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Subadviser.

   The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Directors who are not interested person of the Company, may approve such change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Company with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Company may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Company, the Subadviser shall permit the Company to examine the reports to be made by the Subadviser under Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).

   The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (i) through (iii) above shall be provided within 30 days of the time such materials became available to the Subadviser.

   The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the meaning of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Company any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

   4. Other Agreements, etc. It is understood that any of the shareholders, the Directors, officers and employees of the Company or the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Company or the Fund. It is also understood that the Subadviser, the Manager and the Company may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. On occasions when the Subadviser deems the purchase or sale of a security for the Fund to be in the best interest of the Fund, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the Fund, or recommend for purchaser or sale, by the Fund any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.

   The Subadviser may give advice and take action with respect to other funds or clients, or for its own account which may differ from the advice or the timing or nature of action taken with respect to the Fund.

   Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to assets of the Fund, or other series of the Company for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such assets or series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

5.  Fees, Expenses and Other Charges.

   (i) Subject to the provisions of this Agreement, the duties of the Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Subadviser by the Manager under and pursuant to this Agreement may be adjusted from time to time by the Manager with and upon the approval of the Board and the members of the Company's Board of Directors who are not "interested persons," as defined in the Investment Company Act.

   (ii) The Subadviser, at its expense, shall furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

   6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Company or such persons as the Manager may designate in connection with the Fund. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Fund.

   The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

   7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the

Investment Company Act. The Subadviser also covenants that it will manage the Fund in conformity with all applicable rules and regulations of the SEC in all material respects and so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code").

   8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning the transactions and performance of the Fund, including information required to be disclosed in the Company's registration statement, in such form as may be mutually agreed, to review the Fund and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Manager quarterly compliance certifications. The Subadviser shall permit its financial statements, books and records with respect to the Fund to be inspected and audited by the Company, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Fund any legal process served upon it on behalf of the Manager or the Company. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Company's registration statement.

   In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Subadviser agrees that all records it maintains for the Company with respect to the Fund are the property of the Company and further agrees to surrender promptly to the Company or the Manager any such records upon the Company's or the Manager's request. However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advisers Act and Investment Company Act. The Subadviser further agrees to maintain for the Company the records the Company is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records it maintains for the Company.

   9. Continuance and Termination. This Agreement shall remain in full force and effect through [date], and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment Company Act, or upon termination of the Manager's Investment Management Agreement with the Company, on behalf of the Fund. In addition, the Manager or the Company may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

   10. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

   11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Fund.

   12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Company relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Company or any affiliated person of the Manager or the Company expressly for use in the Company's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Company's registration statement; or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securities Exchange Act of 1934.

   In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the Investment
Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Company relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Company other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Company's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Company's registration statement.

   In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   The obligations of this Section 12 shall survive the termination of this Agreement.

   13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (1) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy; or (2) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

   For the purposes of this Agreement, the terms "affiliated person," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the SEC under such Acts.

   14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee provides in writing to the others for the delivery of such notices and communications, and shall be deemed to have been given at the time of delivery.

If to the Manager:        ZURICH SCUDDER INVESTMENTS, INC.
                          [Address]

If to the Company:        SCUDDER NEW EUROPE FUND, INC.
                          [Address]

If to the Subadviser:     DEUTSCHE ASSET MANAGEMENT
                          INVESTMENT SERVICES LIMITED
                          [Address]

   15. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Company or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Company or Manager from time to time.

   16. Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the Investment Company Act.

   17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

   IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                        ZURICH SCUDDER INVESTMENTS, INC.

Attest: _______________________________ By: ___________________________________
Name:                                   Name:
Title:                                  Title:

                                        DEUTSCHE ASSET MANAGEMENT
                                        INVESTMENT SERVICES LIMITED

Attest: _______________________________ By: ___________________________________
Name:                                   Name:
Title:                                  Title:

                                   EXHIBIT D

      INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DeAMIS

                                 Net Assets as of        Annual Advisory Fee
Name of Fund                     December 31, 2001 (% of average daily net assets)
------------                     ----------------- -------------------------------
International Select Equity Fund   $258,283,127                 0.70%
Emerging Markets Debt Fund         $ 74,401,141                 1.00%
Emerging Markets Equity Fund       $122,395,262                 1.00%

                                   EXHIBIT E

                     ARTICLES OF AMENDMENT AND RESTATEMENT
                                      OF
                         SCUDDER NEW EUROPE FUND, INC.

   Scudder New Europe Fund, Inc. a Maryland corporation, having its principal office in Maryland in Baltimore City (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   Article I: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out Articles First through Twelfth and inserting in lieu thereof the following:

   "First: The undersigned, Joshua M. Levine, whose address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the Maryland General Corporation Law.

   Second: The name of the Corporation is Scudder New Europe Fund, Inc. (the "Corporation").

   Third: The purposes for which the Corporation is formed are to operate and carry out the business of an open-end management investment company under the Investment Company Act of 1940, as amended, and generally to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law.

   Fourth: The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

   Fifth: (1) The total number of shares of capital stock which the Corporation shall have authority to issue is four hundred million (400,000,000), all of which shall be Common Stock having a par value of one-tenth of one cent ($0.001) per share and an aggregate par value of four hundred thousand dollars ($400,000). Until such time as the Board of Directors shall provide otherwise in accordance with paragraph (1)(d) of Article Seventh hereof, two hundred million (200,000,000) of the authorized shares of Common Stock of the Corporation are classified as Class A Common Stock, one hundred million (100,000,000) of such shares are classified as Class B Common Stock and one hundred million (100,000,000) of such shares are classified as Class C Common Stock.

   (2) As more fully set forth hereafter, the assets and liabilities and the income and expenses attributable to each class of the Corporation's stock shall be determined separately from those of each other class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to stockholders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to stockholders of the Corporation's stock may vary from class to class.

   (3) The assets of the Corporation attributable to each of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock shall be invested in the same investment portfolio of the Corporation.

   (4) The allocations of investment income and losses and capital gains and losses and expenses and liabilities of the Corporation among each of the classes of Common Stock of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, as amended. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and losses, capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

   (5) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to each class of stock may vary with respect to each such class to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may provide that dividends and distributions shall be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period, not to exceed 72 hours, prior to the record date of the dividend or distribution.

   (6) On each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each such share standing in such holder's name upon the books of the Corporation regardless of the class thereof, and all shares of all classes shall vote together as a single class; provided, however, that (i) when the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, requires that a class vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class or classes;

(ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more classes, then, subject to (iii) below, the shares of all other classes shall vote as one single class; and (iii) as to any matter, which, in the judgment of the Board of Directors (which shall be conclusive and binding for all purposes), does not affect the interests of a particular class, such class shall not be entitled to any vote and only the holders of shares of the affected class or classes shall be entitled to vote.

   (7) In the event of the liquidation or dissolution of the Corporation, stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not attributable to any particular class of stock, the assets attributable to the class less the liabilities allocated to that class; and the assets so distributable to the stockholders shall be distributed among the stockholders in proportion to the number of shares of the class held by them and recorded on the books of the Corporation. In the event that there are any general assets not attributable to any particular class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all classes in proportion to the net asset value of the respective classes or as otherwise determined by the Board of Directors.

   (8) To the extent permitted by law, each holder of shares of the Corporation's stock shall be entitled to require the Corporation to redeem all or any part of the shares of stock of the Corporation standing in the name of the holder on the books of the Corporation, and all shares of stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of the shares as in effect from time to time as may be determined by or pursuant to the direction of the Board of Directors of the Corporation in accordance with the provisions of Article Seventh, less the amount of any applicable redemption charge, deferred sales charge or other amount imposed by the Board of Directors (to the extent consistent with applicable law), subject to the right of the Board of Directors of the Corporation to suspend the right of redemption or postpone the date of payment of the redemption price in accordance with provisions of applicable law. The proceeds of the redemption of a share (including a fractional share) of any class of stock of the Corporation shall be reduced by the amount of any redemption charge, deferred sales charge or other amount payable on such redemption pursuant to the terms of issuance of such shares or otherwise imposed by the Board of Directors. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time, at the Corporation's option, to redeem, in whole or in part, the shares owned by any holder of stock of the Corporation (i) if the redemption is, in the opinion of the Board of Directors of the Corporation, desirable in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended, or (ii) if the value of the shares in the account maintained by the Corporation or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Corporation (the "Minimum Account Balance") and (a) the stockholder has been given notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by the Corporation or (b) the redemption is with respect to fees to be paid by the stockholder to the Corporation for failing to maintain the Minimum Account Balance or (iii) the Board of Directors has otherwise determined that it is in the best interests of the Corporation to redeem the Shares. Notwithstanding any other provision of this Article FIFTH (8), if certificates representing the redeemed shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for such purpose; however, the redemption shall be effective in accordance with the action of the Board of Directors, regardless of whether or not such presentation has been made. Payment of the redemption price shall be made in cash by the Corporation at the time and in the manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist that make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly by securities or other property included in the assets allocable to the class of the shares for which redemption is being sought, the value of which shall be determined as provided herein.

   (9) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

   (10) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right, if any, to receive a stock certificate representing fractional shares.

   (11) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

   Sixth: The number of directors of the Corporation shall be 12, which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall not be less than the number of directors required under the Maryland General Corporation Law.

   Seventh: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

   (1) In addition to its other powers explicitly or implicitly granted under the Charter of the Corporation, by law or otherwise, the Board of Directors of the Corporation:

       (a) is expressly and exclusively authorized to make, alter, amend or repeal the By-Laws of the Corporation;

       (b) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by resolution of the Board of Directors of the Corporation;

       (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board may deem advisable;

       (d) is authorized to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption for the stock. The provisions of these Articles of Amendment and Restatement (including those in Article FIFTH hereof) shall apply to each class of stock unless otherwise provided by the Board of Directors prior to issuance of any shares of that class;

       (e) is empowered to authorize and issue, without stockholder approval, obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation;

       (f) Notwithstanding anything in this Charter to the contrary, is authorized to establish in its absolute discretion the basis or method for determining the value of the assets attributable to any class, the value of the liabilities attributable to any class and the net asset value of each share of any class of the Corporation's stock; and

       (g) is authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart out of any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any other funds legally available therefor, at such intervals as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; and to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

     (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or of any class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon subject to any applicable requirements of the Investment Company Act of 1940, as amended, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto.

     (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a class on the matter shall constitute a quorum.

     (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation as to the allocation of any asset of the Corporation to a particular class or classes of the Corporation's stock, as to the charging of any liability or expense of the Corporation to a particular class or classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

   Eighth: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

   (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The

Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

   (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

   Ninth: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

   Tenth: No holder of the Common stock of the Corporation or of any other class of stock or securities which may hereafter be created shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any class, whether now or hereafter authorized or whether issued for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of Common Stock and of any other class of stock which may hereafter be created."

   Article II: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, and the name and address of the Corporation's current resident agent are as set forth herein. The number of directors is currently set at twelve and their names are [NAMES OF DIRECTORS TO BE UPDATED UPON ELECTION].

   Article III: The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders.

   IN WITNESS WHEREOF, Scudder New Europe Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its
President,      , and witnessed by its Secretary,      , as of      , 2002.

   The President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of this amendment and restatement of the Corporation's Charter are true in all material respects and that this statement is made under penalties of perjury.

                             By: ______________________________________________
                                        President

Witness:
Secretary

                                  APPENDIX 1

                  FUND SHARES OWNED BY DIRECTORS AND OFFICERS

   The following table sets forth, for each Director and for the Directors and officers as a group, the amount of shares beneficially owned in the Fund as of December 31, 2001. For Mr. Dunaway and Mr. Edgar, the amounts shown include share equivalents of funds advised by Scudder in which they are deemed to be invested pursuant to the Fund's Deferred Compensation Plan. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power, (ii) each Director's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund, and (iii) as a group, the Directors and officers of the Fund own beneficially less than 1% of the shares of the Fund.

                                            Amount of Securities Owned in
      Name of Director                      Scudder New Europe Fund, Inc.
      ----------------                      -----------------------------
      John W. Ballantine                               10,857
      Lewis A. Burnham                                 0
      Mark S. Casady                                   0
      Linda C. Coughlin                                399
      Donald L. Dunaway                                0
      James R. Edgar                                   0
      Willam F. Glavin, Jr.                            0
      Robert B. Hoffman                                0
      Shirley D. Peterson                              0
      Fred B. Renwick                                  0
      William P. Sommers                               0
      John G. Weithers                                 592
      All Directors and Officers as a Group            11,848

   The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                               Aggregate Dollar Range of
                        Dollar Range of Equity Equity Securities in All Funds
                        Securities in Scudder  Overseen by Directors in
  Name of Director      New Europe Fund, Inc.  Fund Complex
  ----------------      ---------------------  ------------
  John W. Ballantine        Over $100,000            Over $100,000
  Lewis A. Burnham          0                        Over $100,000
  Mark Casady               0                        Over $100,000
  Linda C. Coughlin         $1 - $10,000             Over $100,000
  Donald L. Dunaway         0                        Over $100,000
  James R. Edgar            0                        $50,001 - $100,000
  Willam F. Glavin, Jr.     0                        Over $100,000
  Robert B. Hoffman         0                        Over $100,000
  Shirley D. Peterson       0                        Over $100,000
  Fred B. Renwick           0                        $10,001 - $50,000
  William P. Sommers        0                        Over $100,000
  John G. Weithers          $1 - $10,000             Over $100,000

                                  APPENDIX 2

                                   OFFICERS

   The following persons are officers of the Fund:

                               Present Office with the
                              Fund; Principal Occupation  Year First Became
     Name (age)                   or Employment/(1)/       an Officer/(2)/
     ----------              ---------------------------- -----------------
     Mark S. Casady (41)     Director and President;            1999
                             Managing Director, Scudder.

     Linda C. Coughlin (50)  Director, Vice President and       2001
                             Chairperson; Managing
                             Director, Scudder.

     Philip J. Collora (56)  Vice President and Assistant       1999
                             Secretary; Attorney, Senior
                             Vice President, Scudder.

     Kathryn L. Quirk (49)   Vice President; Managing           1999
                             Director, Scudder.

     Carol L. Franklin (49)  Vice President; Managing           1999
                             Director, Scudder.

     Linda J. Wondrack (37)  Vice President; Managing           1999
                             Director, Scudder.

     Gary French (50)        Treasurer; Managing
                             Director, Scudder.

     John R. Hebble (43)     Assistant Treasurer; Senior        1999
                             Vice President, Scudder.

     Brenda Lyons (34)       Assistant Treasurer; Senior        1999
                             Vice President, Scudder.

     Thomas Lally (34)       Assistant Treasurer; Senior        2001
                             Vice President, Scudder.

     John Millette (39)      Secretary; Vice President,         2001
                             Scudder.

     Caroline Pearson (39)   Assistant Secretary;               1999
                             Managing Director,
                             Scudder; formerly,
                             Associate, Dechert Price &
                             Rhoads (law firm) 1989 to
                             1997.

--------
/(1)/ Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
/(2)/ The President, Treasurer and Secretary each holds office until the first meeting of Directors in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Directors permit in accordance with the By-laws of the Fund.

                                  APPENDIX 3

                         INFORMATION REGARDING SCUDDER

   Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

   As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as Director of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

   On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

   The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

Directors and Officers of Scudder

   Steven M. Gluckstern, 105 East 17/th/ Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

   Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

   Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

   Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

   Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

   Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

   Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

   Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

   Appendix 2 includes information regarding each officer of the Fund who is associated with Scudder.

   Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreement or on its ability to operate its businesses in a manner consistent with its current practices.

   Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments Executive Defined Contribution Plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

   Scudder also informed the Fund that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates) securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                  APPENDIX 4

                       PROPOSED PORTFOLIO MANAGER CHANGE

   Below is a table that shows, as of February 4, 2002, the anticipated change to the lead portfolio manager of the Fund after the Transaction. The information contained in the table is subject to change prior to or following the close of the Transaction. Shareholders of the Fund will be notified following a change in the Fund's lead portfolio manager.

                                Lead Portfolio Manager  Lead Portfolio Manager
  Fund                          as of December 31, 2001 after the Transaction
  ----                          ----------------------- ----------------------
  Scudder New Europe Fund, Inc.    Carol L. Franklin       Alexander Black

                                  APPENDIX 5

                     FEES PAID TO SFAC, SISC, SDI AND SISI

                              Unitary  Aggregate Aggregate Aggregate Aggregate
                      Fiscal  Admin.    Fee to    Fee to    Fee to    Fee to
  Fund                 Year     Fee      SFAC      SISC       SDI      SISI
  ----               -------- -------- --------- --------- --------- ---------
  Scudder New Europe
   Fund, Inc.        10/31/01 $378,712 $104,871  $386,212  $994,174   $2,252

                                  APPENDIX 6

      FUND MANAGEMENT FEE RATE, NET ASSETS AND AGGREGATE MANAGEMENT FEES

                                                                    Aggregate
                     Fiscal                                         Management
 Fund                 Year    Net Assets     Management Fee Rate    Fee Paid+*
 ----               -------- ------------ ------------------------- ----------
 Scudder New Europe 10/31/01 $187,190,645 0.750% to $250 million    $1,895,713
  Fund, Inc.                              0.720% next $750 million
                                          0.700% next $1.5 billion
                                          0.680% next $2.5 billion
                                          0.650% next $2.5 billion
                                          0.640% next $2.5 billion
                                          0.630% next $2.5 billion
                                          0.620% over $12.5 billion

--------
/*/ The aggregate management fee paid amount is for the Fund's most recently completed fiscal year.
/+/ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.

                                  APPENDIX 7

                          ADMINISTRATIVE SERVICES FEE

   The Fund has entered into an administrative services agreement with Scudder (the "Administration Agreement"), pursuant to which Scudder provides or pays others to provide substantially all of the administrative services required by the Class A, Class B, Class C shares of the Fund (other than those provided by Scudder under its investment management agreement with the Fund) in exchange for the payment by the Fund of an annual administrative fee (the "Administrative Fee") as listed below.

   The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the Board of Directors that oversees the Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Directors, including Non-interested Directors, that oversee the Fund. The fee payable by the Fund to Scudder pursuant to the Administration Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

   Certain expenses of the Fund are not borne by Scudder under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Non-interested Directors (including the fees and expenses of their independent counsel). The Fund continues to pay the fees required by its investment management agreement with Scudder.

             Fund                          Class A Class B Class C
             ----                          ------- ------- -------
             Scudder New Europe Fund, Inc. 0.400%  0.450%  0.425%

                                  APPENDIX 8

                 FEES PAID TO INDEPENDENT AUDITORS OF THE FUND

                                           Financial Information
                                    Audit   Systems Design and   All Other
     Fund                           Fees    Implementation Fees  Fees/(1)/
     ----                          ------- --------------------- ---------
     Scudder New Europe Fund, Inc. $46,050          $0            $2,500

--------
/(1)/ In addition to the amounts shown in the table for the Fund, E&Y received an aggregate amount of $5,080,072, which includes $3,342,800 for audit and audit related services performed on behalf of the Fund and other funds managed by Scudder and $1,737,272 for services performed for Scudder and other related entities that provide support for the operations of the funds.

                                  APPENDIX 9

                BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES


                                                                                        Percentage
Fund Name and Class                           Owner                            Amount    of Class
-------------------                           -----                            ------    --------
  New Europe        Charles Schwab & Company, Inc., for the exclusive benefit 1,290,451    8.05%
    Fund, Class A   of customers, custody account, 101 Montgomery Street, San
                    Francisco, CA 94101
  New Europe        National Financial Services Corp., f.b.o. customers, 200  1,265,044    7.90%
    Fund, Class A   Liberty Street, New York, NY 10281
  New Europe        Smith Barney, Inc., f.b.o. customers, 333 W. 34th Street, 1,144,986    7.15%
    Fund, Class A   New York, NY 100001
  New Europe        National Financial Services Corp., f.b.o. customers, 200    304,217   10.00%
    Fund, Class B   Liberty Street, New York, NY 10281
  New Europe        Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box    245,755    8.34%
    Fund, Class B   2052, Jersey City, NJ 07303
  New Europe        Piper Jaffray, Inc., f.b.o. customers, 800 Nicollet Mall,   119,359   10.16%
    Fund, Class C   Minneapolis, MN 55402
  New Europe        Piper Jaffray, Inc., f.b.o. customers, 800 Nicollet Mall,    91,280    7.77%
    Fund, Class C   Minneapolis, MN 55402
  New Europe        National Financial Services Corp., f.b.o. customers, 200     59,632    5.08%
    Fund, Class C   Liberty Street, New York, NY 10281

Q&A continued

--------------------------------------------------------------------------------

The terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

Q Will the investment management fee rate be the same upon approval of the new investment management agreement?

A Yes, the investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

Q How does my Fund's Board recommend that I vote?

A After careful consideration, the members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 2.

Q Will my Fund pay for the proxy solicitation and legal costs associated with this Transaction?

A No, neither you nor your Fund will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.


--------------------------------------------------------------------------------

Q&A continued

--------------------------------------------------------------------------------

Q  How can I vote my shares?

A You may choose from one of the following options as described in more detail on the proxy card:

..   by mail, using the enclosed proxy card and return envelope;

..   by telephone, using the toll free number on your proxy card;

..   through the Internet, using the website address on your proxy card; or

..   in person at the shareholder meeting.

Q Whom should I call for additional information about this Proxy Statement?

A Please call Georgeson Shareholder Communications, your Fund's information agent, at (866) 515-0333.



--------------------------------------------------------------------------------

                                                                        SNEF #5

              SCUDDER
            INVESTMENTS

PO Box 219151, Kansas City, MO 64121-9151

*** CONTROL NUMBER: 999 999 999 999 99 ***

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

Fast, convenient, easy and generally available 24 hours a day!

     VOTE BY TELEPHONE                                   VOTE ON THE INTERNET

1. Read the Proxy Statement and have this       1. Read the Proxy Statement and have this
   card on hand                                    card on hand
2. Call toll-free 1-888-221-0697                2. Go to www.proxyweb.com/Scudder
3. Enter the control number shown to the        3. Enter the control number shown to the
   left and follow the simple instructions         left and follow the simple instructions
4. Keep this card for your records              4. Keep this card for your records


FUND NAME PRINTS HERE
                                Special Meeting of Shareholders - March 28, 2002

I hereby appoint Philip J. Collora, John Millette, Caroline Pearson and Kathryn
L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Dated                                   , 2002
      ----------------------------------

------------------------------
Signature(s) of Shareholder(s)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

LABEL BELOW FOR MIS USE ONLY!
ZURICH SCUDDER
ORIGINAL 2-05-02 KD
NANCY (SKLTSNEF)
REVIEW #1 2-06-02
KD REVIEW #2 2-09-02 KD
REVIEW #3 2-12-02 KD
REVISION #1 2-13-02 KD




                             YOUR VOTE IS IMPORTANT!
   TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of your Fund's Board. The Board of each Fund recommends that shareholders vote FOR all Proposals.

PROPOSAL 1
----------
To elect nominees to serve on the Fund's Board of Directors as Class I
Directors.

NOMINEES: (01) Lewis A. Burnham, (02) Mark S. Casady, (03) William P. Sommers,
(04) John G. Weithers.

FOR all nominees listed (except                 WITHHOLD authority to vote
as noted in space provided        [ ]           for nominees listed          [ ]

--------------------------------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately above.

PROPOSAL 2
----------
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.

                    FOR           AGAINST           ABSTAIN

                    [ ]             [ ]               [ ]

PROPOSAL 3
----------
To approve a new sub-advisory agreement between the Fund's investment manager and Deutsche Asset Management Investment Services Limited.

                    FOR           AGAINST           ABSTAIN

                    [ ]             [ ]               [ ]

PROPOSAL 4
----------
To approve Articles of Amendment and Restatement of the Fund's Articles of Incorporation.

                    FOR           AGAINST           ABSTAIN

                    [ ]             [ ]               [ ]

PROPOSAL 5
----------
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year.

                    FOR           AGAINST           ABSTAIN

                    [ ]             [ ]               [ ]

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE